Exhibit 1.1

CHROMOCELL THERAPEUTICS CORPORATION

UNDERWRITING AGREEMENT

[●], 2024

A.G.P./ Alliance Global Partners

590 Madison Avenue,

28th Floor New York

New York 10022

As Representative of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

Chromocell Therapeutics Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of [1,037,174] shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) to A.G.P./ Alliance Global Partners (the “Representative”) and with the other underwriters named on Schedule A hereto (if any), for which the Representative is acting as the representative (the Representative and such other underwriters being collectively referred to herein as the “Underwriters” or, each underwriter individually, an “Underwriter”). Such Shares are hereinafter collectively called the “Firm Shares.” The Company has also agreed to grant to the Representative on behalf of the Underwriters an option (the “Option”) to purchase up to an additional [       ] shares of Common Stock (the “Option Shares”) on the terms set forth in Section 1(b) hereof. The Shares included in the Firm Shares and the Option Shares are hereinafter collectively called the “Public Securities.” The Public Securities and the Representative’s Warrant Shares (as defined below) are collectively referred to as the “Registered Securities.”

The Company confirms as follows its agreement with each of the Underwriters:

1.           Agreement to Sell and Purchase.

(a)          Purchase of Firm Shares. On the basis of the representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the Underwriters, severally and not jointly, and the Underwriters, severally and not jointly, agree to purchase from the Company, the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A, at a purchase price (the “Purchase Price”) (prior to discount and commissions) of $[      ] per Share (or $[     ] per Share net of discount and commissions); provided, however, that no discount or commission will be payable by the Company in respect of Firm Shares issued in satisfaction of the Director Note and/or Investor Note (each as defined in the Registration Statement).

(b)          Purchase of Option Shares. Subject to all the terms and conditions of this Agreement, the Company grants to the Representative on behalf of the Underwriters the Option to purchase, severally and not jointly, all or less than all of the Option Shares. The purchase price (net of discount and commissions) to be paid for each Option Share will be the same Purchase Price (net of discount and commissions) allocated to each Share. The Option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of this Agreement, upon written notice (the “Option Notice”) by the Representative to the Company no later than 12:00 noon, New York City time, at least one and no more than five business days before the date specified for closing in the Option Notice (the “Option Closing Date”) setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. Upon exercise of the Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Shares specified in the Option Notice. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares that bears the same proportion to the number of Firm Shares to be purchased by it as set forth on Schedule A opposite such Underwriter’s name as the total number of Option Shares to be purchased bears to the total number of Firm Shares.

Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or, in each case, through the facilities of DTC (as defined below)) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for applicable Option Shares.

(c)          Representative’s Warrants. The Company hereby agrees to issue to the Representative (and/or its designees) on the Closing Date (as defined below) and each Option Closing Date, as the case may be, warrants to purchase an aggregate of five percent (5%) of the number of Firm Shares issued at such closing (the “Representative’s Warrants”), substantially in the form filed as an exhibit to the Registration Statement. The Representative’s Warrants shall be exercisable, in whole or in part, commencing six months following the commencement of sales of Public Securities registered on the Registration Statement (the “Effective Date”) and expiring five years following the commencement of sales of Public Securities registered on the Registration Statement, at an initial exercise price of $[●] per warrant, which is equal to one hundred and twenty-five percent (125%) of the Purchase Price per share issued at such closing. The shares of Common Stock issuable upon exercise of the Representative’s Warrants are hereinafter referred to as the “Representative’s Warrant Shares.”

2.         Delivery and Payment.

(a)           Closing. Delivery of the Firm Shares shall be made to the Representative through the facilities of the Depository Trust Company (“DTC”) for the respective accounts of the Underwriters against payment of the Purchase Price by wire transfer of immediately available funds to the order of the Company. Such payment shall be made at 10:00 a.m., New York City time, on the second business day (the third business day, should the offering of Public Securities be priced after 4:00 p.m., New York City Time) after the date of this Agreement or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the “Closing Date”).

(b)          Option Closing. To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner and at the location specified above) shall take place at the time and date (which may be the Closing Date, but not earlier than the Closing Date) specified in the Option Notice.

(c)          Electronic Transfer. Electronic transfer of the Public Securities shall be made at the time of purchase in such names and in such denominations as the Representative shall specify.

(d)          Tax Stamps. The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Public Securities by the Company to the Underwriters shall be borne by the Company. The Company shall pay and hold each Underwriter and any subsequent holder of the Public Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying United States federal and state and foreign stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale and delivery to such Underwriter of the Public Securities.

3.         Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, each of the Underwriters as follows:

(a)           Compliance with Registration Requirements. A registration statement on Form S-1 (Registration No. 333-269188) relating to the Registered Securities, including a preliminary prospectus and such amendments to such registration statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, and has been filed with the Commission. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectuses, heretofore filed by the Company with the Commission relating to the offering of Registered Securities have been delivered to the Underwriters. The term “Registration Statement” means such registration statement on Form S-1 as amended at the time it becomes or became effective, including financial statements, all exhibits and any information deemed to be included or incorporated by reference therein, including any information deemed to be included pursuant to Rule 430A or Rule 430B of the Rules and Regulations, as applicable. If the Company files a registration statement to register a portion of the Registered Securities and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the “Rule 462 Registration Statement”), then any reference to the “Registration Statement” shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term “preliminary prospectus” as used herein means a preliminary prospectus relating to the offering of Registered Securities as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of, or deemed to be part of or included in, the Registration Statement. The term “Prospectus” means the final prospectus relating to the offering of the Registered Securities as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the offering of Registered Securities included in the Registration Statement at the effective date, except that if any revised prospectus or prospectus supplement shall be provided to the Representative by the Company for use in connection with the Registered Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Representative for such use. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed.

(b)          Effectiveness of Registration. The Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto have been declared effective by the Commission under the Act or have become effective pursuant to Rule 462 of the Rules and Regulations. The Company has responded to all requests, if any, of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462 Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

(c)          Accuracy of Registration Statement / 10b-5 Representation. Each of the Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto, at the time it became effective, when any document filed under the Exchange Act was or is filed and at all subsequent times, complied and will comply in all material respects with the Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times when a prospectus is delivered or required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of Registered Securities, complied and will comply in all material respects with the Act, the Exchange Act and the Rules and Regulations, and did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in the light of the circumstances under which they were made. Each preliminary prospectus (including the preliminary prospectus or prospectuses filed as part of the Registration Statement or any amendment thereto) complied when so filed in all material respects with the Act and the Rules and Regulations, and each preliminary prospectus and the Prospectus delivered to the Representative for use in connection with the offering of the Registered Securities is identical to the electronically transmitted copies thereof filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T or otherwise necessary for purposes of eliminating disclosures contained in the preliminary prospectus specific to registration of the resale of the Stockholder Shares (as defined in the Registration Statement). The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters through the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the information set forth in the Prospectus (i) under the caption “Underwriting” setting forth the amount of the selling concession, and (ii) under the caption “Underwriting - Stabilization” regarding stabilization, short positions and penalty bids, constitutes the only information (the “Underwriters’ Information”) relating to the Underwriters furnished in writing to the Company by the Underwriters through the Representative specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus.

(d)          Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).

(e)          Disclosure at the Time of Sale. As of the Applicable Time (as defined below), neither (i) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the most recent preliminary prospectus related to the offering of the Registered Securities, and the information included on Schedule I hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the General Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriters through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the Underwriters’ Information.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 5:00 p.m. (New York City Time) on [●], 2024 or such other time as agreed by the Company and the Representative.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations, relating to the Public Securities that (i) is required to be filed with the Commission by the Company, (ii) is “a written communication that is a road show” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the offering of the Public Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule I hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(f)           Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period (as defined below), does not include any information that conflicts with the information contained in the Registration Statement. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Underwriters’ Information. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred an event or development as a result of which such Issuer Free Writing Prospectus conflicted with the information contained in the Registration Statement relating to the Registered Securities or included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified the Representative and has promptly amended or supplemented, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g)          Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date, any Option Closing Date and the completion of the Underwriters’ distribution of the Public Securities, any offering material in connection with the offering or sale of the Public Securities, the Registration Statement, the preliminary prospectus, the Permitted Free Writing Prospectuses reviewed and consented to by the Representative and included in Schedule I hereto, and the Prospectus. None of the Marketing Materials, as of their respective issue dates and at all subsequent times through the Prospectus Delivery Period (as defined below), include any information that conflicts with the information contained in the Registration Statement. If at any time following the issuance of any Marketing Material there occurred an event or development as a result of which such Marketing Material conflicted with the information contained in the Registration Statement relating to the Public Securities or included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified the Representative and has promptly amended or supplemented, at its own expense, such Marketing Material to eliminate or correct such conflict, untrue statement or omission.

(h)          Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, the Representative’s Warrants, or any other agreement, document, certificate or instrument required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened (each, a “Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(i)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as hereinafter defined in Section 3(k)). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, assuming due authorization, execution and delivery by the other respective parties thereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(j)           No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Registered Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other similar restriction (each, a “Lien”) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

(k)             Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person (as defined below) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission of the Registration Statement and the Prospectus, (ii) application(s) to the NYSE American LLC (“NYSE American”) for the listing of the Shares for trading thereon in the time and manner required thereby, (iii) such filings, if any, as are required to be made under applicable state securities laws, (iv) such notices, filings or authorizations as are required to be obtained or made under applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and NYSE American, and (v) such notices, filings or authorizations as have been obtained, given or made as of the date hereof (collectively, the “Required Approvals”).

(l)              Valid Issuance of Securities.

i.	Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no contractual rights of rescission or the ability to force the Company to repurchase such securities with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. The offers and sales of the outstanding Common Stock, options, warrants and other rights to purchase or exchange such securities for Common Stock were at all relevant times either registered under the Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such Common Stock, exempt from such registration requirements. Except for the Common Stock and shares of the Company’s preferred stock, $0.0001 par value per share, as described in the Registration Statement, the General Disclosure Package and the Prospectus, outstanding as of the date hereof, the Company has no other shares of any other class of capital stock outstanding. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

ii.	Securities Sold Pursuant to this Agreement. The Public Securities and the Representative’s Warrant Shares have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities and the Representative’s Warrant Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities and the Representative’s Warrant Shares has been duly and validly taken. The Common Stock issuable upon exercise of the Representative’s Warrant have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Representative’s Warrants, as applicable, such Representative’s Warrant Shares will be validly issued, fully paid and non-assessable. The Public Securities and the Representative’s Warrant Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(m)          Capitalization. The capitalization of the Company as of the date hereof is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued any capital stock, other than pursuant to the Company’s equity incentive plans, the issuance of shares of Common Stock to employees, directors or consultants pursuant to the Company’s equity incentive plans and pursuant to the conversion and/or exercise of any securities of the Company which would entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock (“Common Stock Equivalents”) and is disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each, a “Person”) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Registered Securities and Representative’s Warrants or as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the issuance and sale of the Public Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Underwriters) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no securities of the Company that have any anti-dilution or similar adjustment rights (other than adjustments for stock splits, recapitalizations, and the like) to the exercise or conversion price, have any exchange rights, or reset rights. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance in all material respects with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(n)          Financial Statements. The financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no material agreements or other documents required by the Act and the rules and regulations thereunder to be described in the Registration Statement, the General Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(o)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company equity incentive plans or as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Registered Securities and Representative’s Warrants contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(p)          Litigation. There is no action, suit, inquiry, notice of violation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Public Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Act.

(q)           Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r)            Compliance. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), the Company has not received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

(s)           Environmental Laws. The Company (i) is in compliance in all material respects with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) has received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply or obtain would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(t)           Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(u)          Title to Assets. The Company has good and marketable title to all real property owned by them, if any, and good and marketable title in all personal property owned by them, in each case, that is material to the business of the Company, and in such case free and clear of all Liens, except for Liens that (i) are described in the Registration Statement, the General Disclosure Package and the Prospectus, (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, or (iv) are for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance in all material respects.

(v)          Intellectual Property. To the knowledge of the Company, the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus and which the failure to so have would reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or be abandoned, within two (2) years from the date of this Agreement, except where such action would not reasonably be expected to have a Material Adverse Effect. The Company has not received, since the date of the latest audited financial statements included within the Registration Statement, the General Disclosure Package and the Prospectus, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

(w)          Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged, including, but not limited to, directors and officers insurance coverage, in such amounts and covering such risks which the Company believes is adequate as is customary for companies engaged in similar business, and to the Company’s knowledge, all such insurance is in full force and effect. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(x)        Transactions With Affiliates and Employees. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(y)       Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date or the Option Closing Date, as applicable. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

(z)        Transactions Affecting Disclosure to FINRA. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. To the Company’s knowledge, there are no other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (the “Filing Date”) or thereafter. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. To the Company’s knowledge, no (i) officer or director of the Company, (ii) owner of 5% or more of the Company’s unregistered securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Underwriters and their respective counsel if it becomes aware that any officer, director or stockholder of the Company is or becomes an affiliate or associated person of a FINRA member participating in the offering of the Registered Securities. All information provided by the Company in its FINRA questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

(aa)         Investment Company. The Company is not, and immediately after receipt of payment for the Public Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb)        Registration Rights. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no Person has any right to cause the Company to effect the registration under the Act of any securities of the Company.

(cc)         Listing and Maintenance Requirements. The Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements of NYSE American. The Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The issuance and sale of the Registered Securities hereunder does not contravene the rules and regulations of NYSE American.

(dd)        Validity and Binding Effect of Agreements. The execution, delivery and performance of this Agreement and the Representative’s Warrants has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(ee)         D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and Named Executive Officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Insiders as described in the Registration Statement, the General Disclosure Package and the Prospectus provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect as of the date hereof.

(ff)          Solvency. Based on the consolidated financial condition of the Company as of the Closing Date and as of the Option Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Public Securities hereunder, the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, may be insufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur further debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date or the Option Closing Date, as applicable. The Registration Statement, the General Disclosure Package and the Prospectus sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not in default with respect to any Indebtedness.

(gg)        Tax Status. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(hh)        Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

(ii)          Accountants. The Company’s accounting firm is Marcum LLP (the “Accountants”). To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(jj)          Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Public Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Public Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Underwriters in connection with the offering of the Public Securities.

(kk)        Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not result in a Material Adverse Change. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(ll)          Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent or employee of the Company or any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Company (as such terms are used in and construed under Rule 405 under the Act) (each, an “Affiliate”) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm)      U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Representative’s request.

(nn)       Bank Holding Company Act. Neither the Company nor any of its controlled Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its controlled Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its controlled Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo)        Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(pp)        Share Option Plans. Each share option granted by the Company under the Company’s share option plans was granted (i) in accordance with the terms of the Company’s share option plans and (ii) with an exercise price at least equal to the fair market value of the Shares on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Company’s share option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Company or its financial results or prospects.

(qq)        ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(rr)          Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

(ss)         Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries, or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(tt)          Filer Status. As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations. In addition, the Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the end of the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act to be delivered in connection with sales of the Public Securities.

(uu)        Industry Data. The statistical and market-related data included in each of the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(vv)        Dividends and Distributions. Except as disclosed in the General Disclosure Package, the Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as may otherwise be provided in current loan or mortgage-related documents.

(ww)       Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xx)         Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Act that would require the registration of the offer and sale of any such securities under the Act.

(yy)        Officer’s Certificates. Any certificate signed by any officer of the Company delivered to the Representative or its counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

4.         Covenants of the Company. The Company covenants and agrees with the Underwriters as follows:

(a)           Amendments and Supplements to Registration Statement. The Company shall not, either prior to any effective date or thereafter during such period as the Prospectus is required by law to be delivered (whether physically or through compliance with Rule 172 of the Rules and Regulations or any similar rule) (the “Prospectus Delivery Period”) in connection with sales of the Public Securities by an Underwriter or dealer, amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus, unless a copy of such amendment or supplement thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing or, if no filing is required, the use thereof and the Representative shall not have objected thereto in good faith.

(b)          Amendments and Supplements to the Registration Statement, the General Disclosure Package, and the Prospectus and Other Act Matters. During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Public Securities as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement and the Prospectus. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the General Disclosure Package or the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or if it shall be necessary to amend or supplement the General Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or if in the opinion of the Representative it is otherwise necessary to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules, including in connection with the delivery of the Prospectus, the Company agrees to (i) promptly notify the Representative of any such event or condition and (ii) promptly prepare (subject to Section 4(a) and 4(f) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Representative (and, if applicable, to dealers), amendments or supplements to the Registration Statement, the General Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the General Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or so that the Registration Statement or the Prospectus, as amended or supplemented, will comply with the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules or any other applicable law.

(c)          Notifications to the Underwriters. The Company shall use its best efforts to cause the Registration Statement to become effective, and shall notify the Representative promptly, and shall confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the commencement by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the Prospectus Delivery Period that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus misleading (including by omission) or untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading (including by omission), and (v) of receipt by the Company or any representative of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company shall use best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424(b), 430A, 430B and 462(b) of the Rules and Regulations and to notify the Representative promptly of all such filings.

(d)          Executed Registration Statement. The Company shall furnish to the Representative, without charge, one signed copy of the Registration Statement, and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and shall furnish to the Representative, without charge, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

(e)          Undertakings. The Company shall comply with all the provisions of any undertakings contained and required to be contained in the Registration Statement.

(f)           Prospectus. The Company shall prepare the Prospectus in a form approved by the Representative and shall file such Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations with a filing date not later than the second business day following the execution and delivery of this Agreement. Promptly after the effective date of the Registration Statement, and thereafter from time to time during the period when the Prospectus is required (or, but for the provisions of Rule 172 under the Act, would be required) to be delivered, the Company shall deliver to the Representative, without charge, as many electronic copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus and any amendment or supplement thereto by the Representative and by all dealers to whom the Public Securities may be sold, both in connection with the offering or sale of the Public Securities and for any period of time thereafter during the Prospectus Delivery Period. If, during the Prospectus Delivery Period any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading (including by omission), or if it is necessary to supplement or amend the Prospectus to comply with law, the Company shall forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall deliver to the Representative, without charge, such number of electronic copies thereof as the Representative may reasonably request.

(g)          Permitted Free Writing Prospectuses. The Company represents and agrees that it has not made and, unless it obtains the prior consent of the Representative, will not make, any offer relating to the Public Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations, required to be filed with the Commission or retained by the Company under Rule 433 of the Rules and Regulations; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule I hereto. Any such free writing prospectus consented to by the Representative is herein referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement relating to the Public Securities or would include an untrue statement of material fact or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement, or omission. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(h)          Compliance with Blue Sky Laws. Prior to any public offering of the Public Securities by the Underwriters, the Company shall cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification (or the obtaining of exemptions from the application thereof) of the Public Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request limitation, provided, however, that in no event shall the Company be obligated to qualify a public offering outside the United States or to do business as a foreign corporation in any jurisdiction where it is not now so qualified, to qualify or register as a dealer in securities, to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject or subject itself to ongoing taxation in respect of doing business in any jurisdiction in which it is not so subject.

(i)            Delivery of Financial Statements. During the period of five years commencing on the effective date of the Registration Statement applicable to the Underwriters, the Company shall furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission; provided, however, that the availability of electronically transmitted copies filed with the Commission pursuant to EDGAR shall satisfy the Company’s obligation to furnish copies hereunder.

(j)           Transfer Agent; Transfer Sheets. For a period of five years commencing on the effective date of the Registration Statement applicable to the Underwriters, the Company shall retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”) and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Nevada Agency and Transfer Company is acceptable to the Representative to act as Transfer Agent for the Common Stock and the Representative’s Warrants.

(k)           Trading Reports. For a period of five years commencing on the effective date of the Registration Statement applicable to the Underwriters, during such time as the Public Securities are listed on the Exchange, the Company shall provide to the Representative, at the Company’s expense, such reports published by the Exchange relating to price trading of the Public Securities, as the Representative shall reasonably request.

(l)            Availability of Earnings Statements. The Company shall make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth (15th) full calendar month following the calendar quarter in which the most recent effective date occurs in accordance with Rule 158 of the Rules and Regulations, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of twelve (12) months ended commencing after the effective date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

(m)          Consideration; Payment of Expenses. In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Public Securities purchased) of the following aggregate compensation with respect to the Public Securities they are offering:

1)                                  An underwriting discount equal to seven percent (7%) of the aggregate gross proceeds raised in the offering of Public Securities; provided, however, that no discount or commission will be payable by the Company in respect of Firm Shares issued in satisfaction of the Director Note and/or Investor Note (each as defined in the Registration Statement);

2)                                   The Representative’s Warrants;

3)                                   Additionally, if the Closing occurs, the Company grants the Representative the right of first refusal for a period of eighteen (18) months from the closing of the Offering to act as sole managing underwriter and sole book runner for any and all future public or private equity, equity-linked or debt (excluding commercial bank debt) offerings undertaken by the Company, or any successor to the Company. The Company shall provide written notice to the Representative with the terms of such offering and if the Representative fails to accept in writing any such proposal within ten (10) business days after receipt of such written notice, then the Representative will have no claim or right with respect to any such offering(s); and

4)                                   Subject to FINRA Rule 5110(g)(5)(B), the Representative shall be entitled to compensation under Section 4(m)(1) hereof, calculated in the manner set forth therein, with respect to any public or private offering of securities or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom the Representative had contacted during the Engagement Period (excluding any financing or capital provided to the Company by investors whom the Company introduced to the Representative, as listed on Schedule B, attached hereto) or introduced to the Company during the Engagement Period, if such Tail Financing is consummated at any time within the twelve (12)-month period following the expiration or termination of that certain engagement agreement by and between the Company and the Representative, dated as of December 8, 2023 (“Engagement Agreement”). If the Tail Financing is not an underwritten offering, the amount of the underwriting discount specified in Section 4(m)(1) shall be paid by the Company to the Representative as a cash fee from the proceeds of the Closing. “Engagement Period” shall mean the period beginning on December 8, 2023, and ending on the earliest of (i) December 8, 2024, or (ii) the date that the Company terminates the Engagement Agreement pursuant to the terms therein.

5)                                   The Representative reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

6)                                   Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay the following:

(1)          all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all exhibits, amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(2)          all filing fees in connection with filings with FINRA’s Public Offering System;

(3)          all fees, disbursements and expenses of the Company’s counsel, accountants and other agents and representatives in connection with the registration of the Registered Securities under the Act and the offering of the Public Securities;

(4)          all expenses in connection with the qualifications of the Public Securities for offering and sale under state or foreign securities or blue sky laws (including, without limitation, all filing and registration fees, and the fees and disbursements of Underwriters’ counsel;

(5)          all fees and expenses in connection with listing the Shares on a national securities exchange;

(6)           all expenses, including travel and lodging expenses, of the Company’s officers, directors and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Public Securities and any fees and expenses associated with the i-Deal system and NetRoadshow;

(7)           any stock transfer taxes or other taxes incurred in connection with this Agreement or the offering, including any stock transfer taxes payable upon the transfer of securities to the Underwriters;

(8)           the costs associated with preparing, printing and delivering certificates representing the Public Securities;

(9)           the cost and charges of any transfer agent or registrar for the Public Securities;

(10)         subject to the following proviso, other costs (including Underwriters’ counsel’s fees and expenses) and expenses incident to the offering of Public Securities that are not otherwise specifically provided for in this Section 4(m);

(11)         costs relating to background checks of the Company’s officers and directors;

provided, however, that all such Underwriters’ fees and expenses that are incurred by the Underwriters and for which the Company shall be responsible shall not exceed $100,000 in the aggregate in the event of a closing of the offering of Public Securities, inclusive of (1) any legal fees and expenses and (2) any advance for accountable expenses previously paid by the Company to the Representative (the “Advance”). Notwithstanding the foregoing, any Advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

(n)           Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 4(m), on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the offering of Public Securities, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Shares (excluding the Option Shares), provided, however, that in the event that the offering of Public Securities is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 4(o) hereof.

(o)           Reimbursement of Expenses upon Termination of Agreement. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations or to fulfill any conditions hereunder, or if the Underwriters shall terminate this Agreement pursuant to the last paragraph of Section 5, Section 7(a), Section 7(e) or Section 7(f), the Company shall reimburse the Underwriters for all reasonable accountable out-of-pocket expenses (including the reasonable fees, disbursements and other charges of counsel to the Underwriter) actually incurred by the Underwriters in connection herewith and as allowed under FINRA Rule 5110.

(p)           No Stabilization or Manipulation. The Company shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act or otherwise, of the price of the Shares to facilitate the sale or resale of any of the Public Securities.

(q)           Use of Proceeds. The Company shall apply the net proceeds from the offering and sale of the Public Securities to be sold by the Company in the manner set forth in the General Disclosure Package and the Prospectus under “Use of Proceeds” and shall file such reports with the Commission with respect to the sale of the Public Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(r)           Lock-Up Agreements of Company, Management and Stockholders. The Company shall not, for a period of one hundred and eighty (180) days after the Closing Date (the “Lock-Up Period”), without the prior written consent of the Representative (which consent may be withheld in its sole discretion), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act to register, any shares of Common Stock, warrants, or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or other securities, in cash or otherwise, or publicly disclose the intention to enter into any transaction described in clause (1) or (2) above. The foregoing sentence shall not apply to (A) the Public Securities to be sold pursuant to the Registration Statement (including, but not limited to, the shares of Common Stock to be issued in satisfaction of the Investor Note and Director Note), (B) the Representative’s Warrants and the Representative’s Warrant Shares, (C) the entry into any equity line of credit (an “ELOC”) with the holder of the Investor Note subsequent to the Closing Date, issuing any commitment shares to the holder of the Investor Note in connection with the ELOC, or issuing/and or selling shares of Common Stock thereunder, (D) the issuance of shares of Common Stock upon the exercise or conversion of options, warrants or convertible securities outstanding, and as in effect, on the date of this Agreement, (E) the issuance of preferred stock upon close of the offering of Public Securities, and the issuance of shares of Common Stock upon the conversion of such preferred stock, in each case, as contemplated in the Registration Statement; (F) the issuance of shares of Common Stock held by existing stockholders of the Company, including shares of Common Stock underlying warrants, stock options and other derivative securities to acquire the Company’s Common Stock, pursuant to one or more resale registration statements on Form S-1, pursuant to the Company’s obligations as disclosed in the Registration Statement; or (G) any shares, dividend equivalent rights or other equity based awards issued, or options to purchase shares granted, pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package or the Prospectus (including the filing of a registration statement on Form S-8 relating to such existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package or the Prospectus). The Company has caused each of its officers, directors and all holders of 5% or more of its capital stock prior to the offering of Public Securities to enter into agreements with the Representative in the form set forth in Exhibit A.

(s)           Lock-Up Releases. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in the final sentence of Section 4(r) for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of such release or waiver, or any other method that satisfies the obligations described in FINRA Rule 5131(d)(2) at least two business days before the effective date of the release or waiver.

(t)           NYSE American Listing. The Company will use its reasonable best efforts to effect and maintain the listing of the Shares on the NYSE American for at least three (3) years after the Closing Date.

(u)           Registration Under the Act. The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement and a current Prospectus relating thereto for as long as the Representative’s Warrants remain outstanding. During any period when the Company fails to have maintained an effective Registration Statement or a current Prospectus relating thereto and a holder of Representative’s Warrants desires to exercise such warrant and, in the opinion of counsel to the holder, Rule 144 is not available as an exemption from registration for the resale of the Representative’s Warrant Shares, the Company shall promptly file a registration statement registering the resale such securities and use its reasonable best efforts to have it declared effective by the Commission within thirty (30) days.

(v)           Testing-the-Waters Communications. Except with respect to communications made prior to the engagement of the Representative, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of distribution of the Public Securities, will not distribute any offering materials in connection with the offering and sale of the Public Securities, other than the General Disclosure Package, the Prospectus and, subject to compliance with Section 4(g), any Permitted Free Writing Prospectus. The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule I hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(w)          Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(x)           [Reserved].

(y)           IRS Forms. If requested by the Representative, the Company shall deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

(z)           Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(aa)         Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm, as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board, reasonably acceptable to the Representative, and the Company shall continue to retain an independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Representative acknowledges that the Accountant is acceptable to the Representative.

(bb)        Variable Rate Transactions. From the date hereof through and including the one year anniversary of the Closing Date, neither the Company nor any Subsidiary shall enter into, announce the entering into, or proposed entering into, a Variable Rate Transaction without the Representative’s prior consent. For purposes hereof, a “Variable Rate Transaction” shall mean, a Variable Priced Equity Linked Instrument, which does not include an Equity Line of Credit or similar agreement. For purposes hereof, “Equity Line of Credit” means any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at future determined price or price formula (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” anti-dilution provisions or in connection with fixed-price rights offerings and similar transactions that are not Variable Priced Equity Linked Instruments), and “Variable Priced Equity Linked Instruments” means: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional Shares either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Shares at any time after the initial issuance of such debt or equity security, or (2) with a conversion, exercise or exchange price that is subject to being reset on more than one occasion at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Shares since date of initial issuance (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” anti-dilution provisions or in connection with fixed-price rights offerings and similar transactions), and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in Shares which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Shares at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions). For the avoidance of doubt, the foregoing shall not prevent the Company from conducting “at-the-market” offerings or similar equity distribution programs, and shall not prevent the Company from fulfilling its obligations in respect of securities of the Company outstanding on the date of this Agreement or to be issued in connection with the close of the offering of Public Securities, in each case, as disclosed in the Registration Statement.

5.            Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase the Firm Shares on the Closing Date or the Option Shares on the Option Closing Date, as the case may be, as provided herein is subject to the accuracy of the representations and warranties of the Company, the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)           Post Effective Amendments and Prospectus Filings. Notification that the Registration Statement has become effective shall be received by the Representative not later than 4:30 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings made pursuant to Rules 424, 430A, or 430B of the Rules and Regulations, as applicable, shall have been made or will be made prior to the Closing Date in accordance with all such applicable rules.

(b)           No Stop Orders, Requests for Information and No Amendments. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or are, to the knowledge of the Company, threatened by the Commission, (ii) no order suspending the qualification or registration of the Public Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors and the Chief Financial Officer of the Company in their capacities as such, and not individually, (who may, as to proceedings threatened, certify to their knowledge), to the effect of clauses (i), (ii) and (iii).

(c)           No Material Adverse Effects. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (i) there shall not have been a Material Adverse Effect, (ii) the Company shall not have incurred any material liabilities or obligations, direct or contingent, (iii) the Company shall not have entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement and the transactions referred to herein, (iv) the Company shall not have issued any securities (other than the securities or the shares issued in the ordinary course of business pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, General Disclosure Package and the Prospectus) or declared or paid any dividend or made any distribution in respect of its capital stock of any class or debt (long-term or short-term), and (v) no material amount of the assets of the Company shall have been pledged, mortgaged or otherwise encumbered.

(d)           No Actions, Suits or Proceedings. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there shall have been no actions, suits or proceedings instituted, or to the Company’s knowledge, threatened against or affecting, the Company or any of its officers in their capacity as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign.

(e)           All Representations True and Correct and All Conditions Fulfilled. Each of the representations and warranties of the Company contained herein shall be true and correct as of the date of the Agreement and at the Closing Date as if made at the Closing Date and any Option Closing Date, as the case may be, and all covenants and agreements contained herein to be performed by the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and any Option Closing Date, shall have been duly performed, fulfilled or complied with.

(f)           Opinions of Counsel to the Company. The Underwriters shall have received the opinions and negative assurance letters, each dated the Closing Date and any Option Closing Date, as the case may be, each reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, from Sullivan & Worcester LLP (“Company Counsel”), as corporate/securities counsel.

(g)           Opinion of Counsel to the Underwriters. The Representative shall have received an opinion, dated the Closing Date and any Option Closing Date, as the case may be, from Manatt, Phelps & Phillips, LLP (“Representative Counsel”), securities counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinions shall be satisfactory in all respects to the Representative.

(h)           Accountants’ Comfort Letter. On the date of the Prospectus, the Representative shall have received from the Accountants a letter dated the date of its delivery, addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus. At the Closing Date and any Option Closing Date, as the case may be, the Representative shall have received from the Accountants a letter dated such date, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to the preceding sentence and have conducted additional procedures with respect to certain financial figures included in the Prospectus, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or any Option Closing Date, as the case may be.

(i)           Officers’ Certificates. At the Closing Date and any Option Closing Date, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in their capacities as such, and not individually, in form and substance satisfactory to the Representative and counsel to the Underwriters, to the effect that:

1)           such officers have carefully examined the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading;

2)           since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus;

3)           as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date);

4)           there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, a Material Adverse Change.

(j)           Secretary’s Certificate. At each of the Closing Date and Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying on behalf of the Company and not in an individual capacity: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(k)           Transfer Agent’s Certificate. The Company’s transfer agent shall have furnished or caused to be furnished to the Representative a certificate satisfactory to the Representative of one of its authorized officers with respect to the issuance of the Shares and such other customary matters related thereto as the Representative may reasonably request.

(l)            Eligible for DTC Clearance. At or prior to the Closing Date and each Option Closing Date, the Shares shall be eligible for clearance and settlement through the facilities of the DTC.

(m)          Lock-Up Agreements. At the date of this Agreement, the Representative shall have received the executed “lock-up” agreements referred to in Section 4(r) hereof from the Company’s directors, executive officers, and all holders of 5% or more of the Company’s capital stock prior to the offering of Public Securities.

(n)           Representative’s Warrants. On the Closing Date and each Option Closing Date, as applicable, the Company shall have delivered to the Representative executed copies of the Representative’s Warrants.

(o)           Compliance with Blue Sky Laws. The Public Securities shall be qualified for sale in such states and jurisdictions as the Representative may reasonably request, including, without limitation, qualification for exemption from registration or prospectus delivery requirements in the provinces and territories of Canada and other jurisdictions outside the United States, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

(p)           Stock Exchange Listing. The Shares shall have been duly authorized for listing on the NYSE American, subject to official notice of issuance.

(q)           Exchange Act Registration. One or more registration statements in respect of the Shares have been filed on Form 8-A pursuant to Section 12(b) of the Exchange Act, each of which registration statement complies in all material respects with the Exchange Act.

(r)           Good Standing. On the date of the commencement of sales of Public Securities under this Offering, and at the Closing Date and any Option Closing Date, the Company shall have furnished to the Representative satisfactory evidence of the good standing of the Company, in its jurisdictions of organization (to the extent the concept of “good standing” or such equivalent concept exists under the laws of the applicable jurisdictions) and its good standing as foreign entities in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions. If the applicable jurisdiction does not have a concept of “good standing,” the Company will furnish evidence in writing or any standard form of telecommunication from the appropriate governmental authorities that the relevant company was duly incorporated and remains duly registered in the jurisdiction of its incorporation.

(s)           Company Certificates. The Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and any Option Closing Date of any statement in the Registration Statement, the General Disclosure Package or the Prospectus, as to the accuracy at the Closing Date and any Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

(t)           No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Public Securities.

If any of the conditions hereinabove provided for in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing at or prior to the Closing Date or any Option Closing Date, as the case may be.

6.           Indemnification.

(a)           Indemnification of the Underwriters. The Company shall indemnify and hold harmless each Underwriter, its affiliates, the directors, officers, employees and agents of such Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Public Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (collectively, Marketing Materials”) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) in whole or in part any inaccuracy in any material respect in the representations and warranties of the Company contained herein; provided, however, that the Company shall not be liable to the extent that such loss, claim, liability, expense or damage is based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with Underwriters’ Information. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)           Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its affiliates, the directors, officers, employees and agents of the Company and each other person or entity, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys’ fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of them, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount and commissions applicable to the Public Securities purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of the Underwriters through the Representative consists solely of the material referred to in the last sentence of Section 3(c) hereof.

(c)           Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable out-of-pocket costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the indemnified party has reasonably concluded that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), (iv) the indemnifying party does not diligently defend the action after assumption of the defense, or (v) the indemnifying party has not in fact employed counsel satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless (x) such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)           Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable, the Company and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution), to which the Company and the Underwriter may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Public Securities pursuant to this Agreement. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Public Securities (net of underwriting discount and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, and each director, officer, employee, counsel or agent of an Underwriter will have the same rights to contribution as such Underwriter, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). The obligations of the Underwriters to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Public Securities to be purchased by each of the Underwriters hereunder and not joint. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e)           Survival. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or any controlling Person thereof, (ii) acceptance of any of the Public Securities and payment therefor or (iii) any termination of this Agreement.

7.            Termination. The obligations of the Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of the Underwriters to the Company, if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative, any of the following shall occur:

(a)           trading or quotation in any of the equity securities of the Company shall have been suspended or limited by the Commission, NYSE American or by an exchange or otherwise;

(b)           trading in securities generally on the New York Stock Exchange, the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority;

(c)           a general banking moratorium shall have been declared by any of U.S. federal or New York authorities;

(d)           the United States shall have become engaged in new hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus;

(e)           the Company shall have sustained a loss material or substantial to the Company by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, the effect of any of which is such as to make it impracticable or inadvisable to market the Public Securities on the terms and in the manner contemplated by the Prospectus; or

(f)           there shall have been a Material Adverse Effect.

8.            Underwriter Default.

(a)           If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties satisfactory to the Company to purchase such Firm Shares on the terms contained herein. If within three (3) Trading Days after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares, then the Company shall be entitled to a further period of three (3) Trading Days within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Shares on such terms.

(b)           If, after giving effect to any arrangements for the purchase of Firm Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the Firm Shares with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of the Firm Shares, then each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion to the total number of Default Securities then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters; subject, however, to such adjustments to eliminate fractional shares as the Representative in its discretion shall make.

(c)           If, after giving effect to any arrangements for the purchase of Firm Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Default Securities exceeds 10% of the number of Firm Shares, then the Representatives may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) satisfactory to the Company to purchase the Default Securities on the terms contained herein. In the event that within five (5) calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 8, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 4(m), 6 and 8) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(d)           In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may be necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares.

9.            Miscellaneous.

(a)           Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by electronic mail (email) and confirmed and shall be deemed given when so delivered or sent via email and confirmed or if mailed, two (2) days after such mailing. Any notice under Section 6 hereof may be made by telecopy or telephone, but if so made shall be subsequently confirmed in writing.

If to the Representative:

A.G.P./ALLIANCE GLOBAL PARTNERS

590 Madison Avenue, 28th Floor

New York, New York 10022

Attn: Thomas Higgins

Email: thiggins@allianceg.com

with a copy (which shall not constitute notice) to:

Manatt, Phelps & Phillips, LLP

695 Town Center Drive, 14th Floor

Costa Mesa, CA 92626

Attention: Thomas J. Poletti, Esq., Veronica Lah, Esq.

Email: tpoletti@manatt.com; vlah@manatt.com

If to the Company:

Chromocell Therapeutics Corporation

4400 Route 9 South, Suite 1000

Freehold, NJ 07728

Attention: Francis Knuettel II, Chief Executive Officer

Email: Frank@chromocell.com

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP

1633 Broadway

New York, NY 10019

Attention: David E. Danovitch, Esq., Charles E. Chambers, Jr., Esq.

Email: ddanovitch@sullivanlaw.com; cchambers@sullivanlaw.com

(b)           No Third Party Beneficiaries. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and, with respect to Section 6, the controlling persons, directors, officers, employees, counsel and agents referred to in Section 6 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser of Public Securities from any Underwriter in his, her or its capacity as such a purchaser, as such purchaser of Public Securities from such Underwriter.

(c)           Survival of Representations and Warranties. All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any of their controlling persons and shall survive delivery of and payment for the Public Securities hereunder.

(d)           Disclaimer of Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Public Securities pursuant to this Agreement, including the determination of the public offering price of the Public Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering of Public Securities contemplated by this Agreement and the process leading to such transaction, the Underwriters are and have been acting pursuant to a contractual relationship created solely by this Agreement and are not agents or fiduciaries of the Company or its securityholders, creditors, employees or any other party, (iii) no Underwriter has assumed nor will it assume any advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Public Securities contemplated by this Agreement or the process leading thereto (irrespective of whether such Underwriter or its affiliates has advised or is currently advising the Company on other matters) and each such Underwriter has no obligation to the Company with respect to the offering of the Public Securities contemplated by this Agreement except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) no Underwriter has provided any legal, accounting, regulatory or tax advice with respect to the offering of Public Securities contemplated by this Agreement and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(e)           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

(f)           Submission to Jurisdiction. The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement, the Disclosure Package, the Prospectus, the Registration Statement, or the offering of the Registered Securities. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding including without limitation, any immunity pursuant to the U.S. Foreign Sovereign Immunities Act of 1976, as amended. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail or delivered by Federal Express via overnight delivery to the Company’s address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding, and service of process upon an Underwriter mailed by certified mail or delivered by Federal Express via overnight delivery to the Underwriters’ address shall be deemed in every respect effective service of process upon such Underwriter in any such suit, action or proceeding.

(g)           Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to an Underwriter or any person controlling such Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

(h)          Counterparts. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

(i)           Survival of Provisions Upon Invalidity of Any Single Provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)           Waiver of Jury Trial. The Company and each Underwriter each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

(k)           Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

(l)            Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(m)          Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the parties hereto.

[Signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

CHROMOCELL THERAPEUTICS CORPORATION

By:
Name:
Title:

Accepted by the Representatives, acting for themselves and as

Representatives of the Underwriters named on Schedule A hereto,

as of the date first written above:

Alliance Global Partners,

By:
Name: Thomas Higgins
Title: Managing Director

SCHEDULE A

Name of Underwriter	Number of Firm Shares Being Purchased	Number of Option Shares To Be Purchased if the Option is Fully Exercised
A.G.P./Alliance Global Partners

Total

SCHEDULE B

1.	[●]
2.	[●]
3.	[●]
4.	[●]
5.	All existing investors of the Company

SCHEDULE I

ISSUER FREE WRITING PROSPECTUSES AND WRITTEN TESTING-THE-WATERS COMMUNICATIONS

SCHEDULE II

1.	Number of Firm Shares: [●]

2.	Number of Option Shares: [●]

3.	Public Offering Price per Share: $[●]

4.	Underwriting Discount per Share: $[●]

EXHIBIT A

LOCK-UP AGREEMENT

[●], 2024

A.G.P./ Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, NY 10022

Re:      Chromocell Therapeutics Corporation

Ladies and Gentlemen:

As an inducement to A.G.P./ Alliance Global Partners, as representative of the underwriters (the “Representative”), to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of securities including the common stock, par value $0.0001 per share (the “Shares”), of Chromocell Therapeutics Corporation, a Delaware corporation (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representative, during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Shares (including, without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares other than as contemplated in the registration statement relating to the Offering.

The Lock-Up Period shall mean the period commencing on the date of this Lock-Up Agreement and continue for one hundred and eighty (180) days and include the one hundred and eightieth (180th) day after the date of the final prospectus supplement used to sell Shares in the Offering pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) to a Permitted Transferee, (ii) as a bona fide gift or gifts or charitable contributions under Section 170 of the Internal Revenue Code of 1986, as amended, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) by virtue of the laws of descent and distribution upon death of the undersigned, or (v) pursuant to a qualified domestic relations order. As used in this Agreement, the term “Permitted Transferee” shall mean, if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in the case of clauses (i) through (v), that the transferee agrees in writing with the Representative to be bound by the terms of this Lock-Up Agreement, and provided, further, that in the case of clauses (i) and (iii) through (v), that no filing by any party in any public report or filing with the SEC shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Furthermore, the undersigned may voluntarily forfeit Shares to pay any withholding tax owed by the undersigned on account of the vesting of such shares, which may be reported on a Form 4 as such.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided, that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided, that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period, other than a filing pursuant to Item 408 of Regulation S-K or on a Form 4 or Form 5, as applicable.

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Notwithstanding anything to the contrary in this Lock-Up Agreement, for a period commencing on the ninetieth (90th) day after the date hereof (the “Leak-Out Period”), the Undersigned shall be permitted to sell, dispose or otherwise transfer, directly or indirectly, on any Trading Day (as defined below) any of the Undersigned’s Securities in an amount representing no more than 5% of the average trading volume of the Company’s Shares as reported by Bloomberg, LP on such Trading Day; provided, that, prior to any such sale, disposition or other transfer, directly or indirectly, of the Undersigned Securities, the closing price of the Shares sold in the Offering shall have closed at or above 150% of the Purchase Price of the Shares sold in the Offering, for each of the prior three Trading Days (the “Leak-Out Restriction”). Prior to the sale, disposition or other transfer, directly or indirectly, of the Undersigned Securities pursuant to this paragraph, the Undersigned agrees that it shall obtain the prior written approval from the Chief Financial Officer of the Company, which such written approval shall be forwarded to the Representative by the Undersigned. Notwithstanding anything herein to the contrary, during the Leak-Out Period, the Undersigned may, directly or indirectly, sell or transfer the Undersigned’s Securities to any Affiliate (as defined under the Exchange Act); provided, that, as a condition to any such sale or transfer an authorized signatory of the Company and such Affiliate duly execute and deliver a leak-out agreement no less restrictive to the Affiliate than the Leak-Out Restriction (an “Affiliate Agreement”, and each such transfer a “Permitted Transfer”) and, subsequent to a Permitted Transfer, sales by the Undersigned and all Affiliates (other than any such sales that constitute Permitted Transfers) shall be aggregated for all purposes of this Leak-Out Restriction and all Affiliate Agreements. “Trading Day” means a day on which the principal Trading Market is open for trading. “Trading Market” means any of the following markets or exchanges on which the Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

In addition, notwithstanding anything in this Lock-Up Agreement to the contrary, the undersigned shall be entitled to (i) convert or exercise the Undersigned’s Securities owned prior to the date of this Lock-Up Agreement and/or (ii) convert the Undersigned’s Securities constituting preferred stock received in connection with the close of the Offering as contemplated in the Registration Statement; provided, in each case, that the Shares received upon exercise or conversion thereof, as applicable, shall be subject to the restrictions contained in this Lock-Up Agreement.

This Lock-Up Agreement shall not be construed so as to prohibit the holder of the Investor Note and the holder of the Director Note from purchasing Shares in the Offering in satisfaction of the Company’s obligations thereunder.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

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The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representative informs the other that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by December 8, 2024.

The undersigned understands that the Representative is entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Underwriting Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature page follows]

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Very truly yours,

(Entity - Please Print)

(Name - Please Print)

(Signature)

[Signature Page to the Lock-Up Agreement]

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EXHIBIT B

Form of Press Release

Chromocell Therapeutics Corporation

[Date]

Chromocell Therapeutics Corporation, a Delaware corporation (the “Company”), announced today that Alliance Global Partners, acting as representative for the underwriters and the lead book-running manager in the Company’s initial public of offering of [___] of the Company’s common stock, is [waiving][releasing] a lock-up restriction with respect to [___] of the Company’s common stock held by [certain officers or directors][an officer or director] of the Company. The [waiver][release] will take effect on [___], and the shares of common stock may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.